UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

489 Fifth Avenue, 32nd Floor,

New York, New York 10017
(Address of principal executive offices including Zip Code)

(212) 697-9660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 20, 2005, Warren Resources, Inc. (the “Company”) announced, in the press release furnished with this Form 8-K, that it has priced its offer and sale of 6,000,000 shares of the Company’s common stock.  The public offering price for the common stock will be $14.50 per share.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit	Description
Number	of Exhibit

99.1	Press Release, dated December 20, 2005, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2005

WARREN RESOURCES, INC.

By:	/s/ Norman F. Swanton
Norman F. Swanton,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
Number	of Exhibit

99.1	Press Release, dated December 20, 2005, issued by the Company.